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                                                                   EXHIBIT 10.44


                  SEVENTH AMENDMENT TO RESTATED LOAN AGREEMENT

          THIS SEVENTH AMENDMENT TO RESTATED LOAN AGREEMENT (hereinafter referred to as the "Amendment") executed and effective as of the 26th day of March 2003, by and among NATIONAL ENERGY GROUP, INC., a Delaware corporation ("Borrower"), and ARNOS CORP., a Nevada corporation ("Lender"), a successor by assignment to BANK ONE, TEXAS, N.A., a national banking association ("Bank One") and CREDIT LYONNAIS NEW YORK BRANCH ("Credit Lyonnais") and each of the financial institutions which may from time to time become a party hereto or any successor or assignee thereof (hereinafter collectively referred to as "Banks", individually as "Bank").

                                   WITNESSETH:

          WHEREAS, Borrower, Guarantor, Banks and Agent entered into a Restated Loan Agreement, dated as of August 29, 1996 (as so modified and amended and as otherwise supplemented from time to time, the "Loan Agreement") under the terms of which the Banks agreed to provide the Borrower with a reducing revolving line of credit facility in an amount of up to $100,000,000 and a term loan in an amount of up to $5,000,000;

          WHEREAS, Borrower, Guarantor, Banks, Agent and Lender, respectively, have entered into a First Amendment to Restated Loan Agreement dated October 31, 1996, a Second Amendment to Restated Loan Agreement dated March 7, 1997, a Third Amendment to Restated Loan Agreement dated May 12, 1997, a Fourth Amendment to Restated Loan Agreement dated August 21, 1997, a Fifth Amendment to Restated Loan Agreement dated August 1, 2001, and a Sixth Amendment to Restated Loan Agreement dated December 15, 2001;

          WHEREAS, Borrower has assigned all of its right, title and interest in and to the Loan Agreement to Edgemont LP, a Delaware limited partnership, and NEG Operating LLC, a Delaware limited liability company (each of Edgemont LP and NEG Operating LLC individually referred to herein as "Assignee Borrower" and collectively as "Assignee Borrowers") effective March 26, 2003; and

          WHEREAS, Assignee Borrowers and Lender have agreed that certain amendments be made to the Loan Agreement with respect to (i) the Revolving Maturity Date, (ii) an increase in the Revolving Commitment, and (iii) an increase in the Borrowing Base.

          NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, each Assignee Borrower and the Lender hereby agree as follows:

1. Definition

          Capitalized terms used and not otherwise defined herein shall have the respective meanings ascribed thereto in the Loan Agreement.

2. Amendment to the Loan Agreement.

          The Loan Agreement is hereby amended as follows:


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         A. The definition of "Revolving Maturity Date" as defined in Section 1 shall be amended by deleting therefrom the date "August 29, 2000" and, in lieu thereof, inserting the date "June 30, 2004;"

          B. The definition of "Revolving Commitment" as defined in Section 1 shall be amended by deleting in the first line therefrom the amount of "$100,000,000" and, in lieu thereof, inserting the amount of "$150,000,000;" and

          C. The Borrowing Base as defined in Section 7 shall be deleted in its entirety and amended as follows: "During the period from the date hereof to the first Determination Date (as hereinafter defined), the Borrowing Base for the Revolving Loan shall be $75,000,000 and the Monthly Commitment Reduction shall be $0 per month beginning March 26, 2003."

3. Governing Law.

          This amendment shall be governed by the construed in accordance with the laws of the State of New York, without regard to principles of conflicts of law or choice of law.

4. Modification.

          No provisions of this Amendment may be waived, amended or modified except in writing signed by the affected party.

5. Continued Effectiveness of the Loan Agreement; No Default or Event of
Default.

          Except as expressly provided herein, the terms and provisions of the Loan Agreement shall remain unchanged and in full force and effect and all references therein to this "Agreement" shall be deemed to be references to the Loan Agreement, as amended by this Seventh Amendment and any preceding amendments thereto. As of the date hereof, no Default or Event of Default has occurred and is continuing under the Loan Agreement.

6.        Counterparts; Effective Date.

          This Amendment may be signed in one or more counterparts, all of which together shall constitute a single agreement binding upon the parties hereto. This Amendment shall be effective as of March 26, 2003.

                            [Signature Page Follows]


                                       2
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          IN WITNESS WHEREOF, parties hereto have caused this Amendment to be executed by their duly authorized officers as of the date first written above.

                                  ARNOS CORP., as Lender


                                  By: /s/ EDWARD E. MATTNER
                                     ------------------------------------------
                                  Name: Edward E. Mattner
                                  Its:  Vice President

                                  NEG Operating LLC, as Assignee Borrower
                                  By: NEG Holding LLC, Sole Member
                                  By: Gascon Partners, Managing Member
                                  By: Cigas Corp., Managing General Member

                                  By: /s/ EDWARD E. MATTNER
                                     ------------------------------------------
                                  Name: Edward E. Mattner
                                  Its:  President

                                  Edgemont Limited Partnership, as Assignee
                                  By: GP of Delaware. LLC, its General Partner

                                  By: /s/ EDWARD E. MATTNER
                                     ------------------------------------------
                                  Name: Edward E. Mattner
                                  Its:  Manager



          CONSENTED TO BY NOTEHOLDERS:

          Arnos Corp.

          By: /s/ EDWARD E. MATTNER
             --------------------------------------------
          Name: Edward E. Mattner
          Its:  Vice President

          High River Limited Partnership
          By:  Barberry Corp., its General Partner

          By: /s/ EDWARD E. MATTNER
             --------------------------------------------
          Name: Edward E. Mattner
          Its:  Authorized Signatory

          High Coast Limited Partnership
          By:  Beckton Corp., its General Partner

          By: /s/ EDWARD E. MATTNER
             --------------------------------------------
          Name: Edward E. Mattner
          Its:  Authorized Signatory


        [Signature Page to Seventh Amendment to Restated Loan Agreement]